UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2009

FNDS3000 CORP

(Exact name of registrant as specified in its charter)

Delaware	333-138512	51-0571588
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification Number)

4651 Salisbury Road, Suite 485

Jacksonville, Florida 32256

(Address of principal executive offices)

(904) 273-2702

(Registrant’s telephone number, including area code)

Copies to:

Stephen M. Fleming, Esq.

Law Offices of Stephen M. Fleming PLLC

110 Wall Street, 11th Floor

New York, New York 10005

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 25, 2009, FNDS3000 Corp (the “Company”) amended its certificate of incorporation to increase its authorized shares of common stock from 100,000,000 to 150,000,000 (the “Increase Amendment”). The Increase Amendment was approved by the board of directors as well as the shareholders holding a majority of the issued and outstanding voting shares of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment to the Certificate of Incorporation dated November 25, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNDS3000 CORP

Date: December 7, 2009	/s/ JOSEPH F. MCGUIRE
Joseph F. McGuire
Chief Financial and Accounting Officer